Exhibit 99.2
©2024 Concentra Inc. All rights reserved. Accelerating Growth Through The Acquisition of Pivot Onsite Innovations April 21, 2025

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We believe that the presentation of Adjusted EBITDA and Adjusted EBITDA margin, as defined herein, are important to investors because Adjusted EBITDA and Adjusted EBITDA margin are commonly used as an analytical indicator of performance by investors within the healthcare industry. Adjusted EBITDA and Adjusted EBITDA margin are used by management to evaluate financial performance of, and determine resource allocation for, each of our operating segments. However, Adjusted EBITDA and Adjusted EBITDA margin are not measures of financial performance under U.S. GAAP. Items excluded from Adjusted EBITDA and Adjusted EBITDA margin are significant components in understanding and assessing financial performance. 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We define Adjusted EBITDA as earnings excluding interest, income taxes, depreciation and amortization, gain (loss) on early retirement of debt, stock compensation expense, separation transaction costs, Nova acquisition costs, gain (loss) on sale of businesses, and equity in earnings (losses) of unconsolidated subsidiaries. We define Adjusted EBITDA margin as Adjusted EBITDA divided by revenue. We will refer to Adjusted EBITDA and Adjusted EBITDA margin throughout these materials. Disclaimer 2

Concentra's Onsite Health Clinics Operating Segment is Primed for Growth

	Occupational Health Centers	*Today's Acquisition* Onsite Health Clinics	Telemed
Description	Centers specializing in offering occupational and other healthcare services to employer customers	Clinics dedicated to a single employer's worksite, offering occupational health, advanced primary care, and other services	Telemedicine solution used to treat work injuries and illnesses, behavioral health, and other services
# of Facilities[1]	**~620**	**157** *(excluding Pivot Onsite Innovations)*	**Virtual 24/7**
Customer Types	~200,000 employers, ranging from Fortune 100 to small businesses	Medium to large-sized companies	All types of employers
% of Revenue[2]	**~95%**	**~3%** *(excluding Pivot Onsite Innovations)*	**~1%**
Services Offered	Occupational Health (Workers' Compensation, Employer Services), Consumer Health and Advanced Primary Care		



Concentra®

(1) Pro forma as of December 31, 2024, with ~620 occupational health centers comprised of 552 as of 12/31/24 and ~75 from 2025 acquisitions (Nova and PHC) and de novos;
(2) Pro forma as of December 31, 2024, with occupational health center revenue as of 12/31/24 plus $130.3M revenue from Nova Medical Centers acquisition (LTM Nov. 2024), figures are rounded, remaining percentage comprised of other businesses (pharmacy repackaging operations and third-party employer services administration)

©2025 Concentra Inc. All rights reserved.

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Onsite Healthcare is a Multi-billion Dollar Industry With Significant Tailwinds

Onsite Health Clinic Industry Overview

Multi-billion dollar industry in the U.S., largely comprised of occupational health and advanced primary care services

Attractive secular tailwinds support long-term growth in an industry with substantial whitespace opportunity

All stakeholders benefit from the delivery of high-quality onsite care:

- ✓ Reducing medical plan costs to employers
- ✓ Reducing workplace injuries and disruption
- ✓ Increasing employee engagement in health & wellness programs
- ✓ Improving employees' well-being and productivity
- ✓ Providing access to quality care at little to no out-of-pocket expense for the employee
- ✓ Capital-light business, enhancing ROI for all stakeholders

Market Opportunity By The Numbers

~$1.3tn
employer healthcare spending

~6%
increase in spending per employee participant

~$17bn+
serviceable addressable market (SAM) of onsite healthcare[1]

~30%
of employers (1,000+ workers) have an onsite or near-site clinic

~67%
of employees believe employer-covered healthcare is the most important benefit

40%+
of employers with onsite health clinics report an ROI of 1.5:1 or higher

Concentra is well-positioned in the attractive onsite health clinics sector, and is poised to benefit from the secular tailwinds that underpin tangible and near-term growth opportunities

Source: Mercer, Christensen Group Insurance, Centers for Medicare and Medicaid Services (CMS), National Association of Worksite Health Centers, Dun & Bradstreet
(1) Concentra estimate for occupational health and advanced primary care onsite market, based on third-party data

Concentra
©2025 Concentra Inc. All rights reserved.
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Pivot Onsite Innovations Overview

PIVOT ONSITE INNOVATIONS

Company Overview

Pivot Onsite Innovations is a leader in the onsite health clinic industry, with a focus on occupational health

- Services: occupational health, wellness, prevention, performance services
- Care models: advanced practitioner, athletic training, EMT/occupational health technicians, occupational health nurse

Key Stats[1]

	PIVOT ONSITE INNOVATIONS	Concentra Onsite Health	Combined
Locations	~200	157	~357
Revenue	~$60M	$64M	$120M+
States	41	36	43
Colleagues[2]	700+	~460	1,200+
Years of Experience	27	32	59

Key Investment Highlights

- **Highly complementary fit with Concentra Onsite Health; fully aligned with Concentra's business, mission, and growth strategy**
- x2 **Doubles size of Concentra's onsite health clinics segment, amplifying ability to deliver accessible occupational health and advanced primary care to large employers**
- **Transforms Concentra Onsite Health into the #1 occupational health-focused provider of onsite clinics in the U.S.[3]**
- **Highly compelling and tangible synergy and cross-sell opportunities between Concentra and Pivot Onsite Innovations**
- **Proven integration playbook, which will position Pivot Onsite Innovations to deliver long-term growth and success within Concentra**

Concentra

(1) Pivot Onsite Innovations figures as of February 2025, Concentra figures as of December 2024; (2) Includes full-time, part-time, and PRN colleagues; (3) Estimated based on number of occupational health-focused onsite health clinic locations

©2025 Concentra Inc. All rights reserved.

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©2025 Concentra Inc. All rights reserved. 6 Complementary Nationwide Onsite Footprint The addition of Pivot Onsite Innovations more than doubles Concentra’s onsite health clinic footprint to ~357 locations, and grants access into new states & markets Note: Map reflects onsite health clinics only, and does not include ~620 occupational health centers

Transaction Terms & Key Considerations

PIVOT ONSITE INNOVATIONS

	Purchase Price	Funding	Timing
Transaction Terms	**$55 million**, subject to certain customary adjustments	Expect to fund with cash-on-hand and available liquidity under existing revolver	Expected to close in **Q2 2025**, subject to customary closing conditions

Key Considerations

Financial Impact	Immediately accretive to Concentra's earnings; projected **< 9x EBITDA multiple** by Year 2 (post-synergy)
Leverage	**No material impact on projected net leverage ratio** for year-end 2025 (~3.5x) or long-term targets (~3.0x in 18-24 months), with steadfast commitment to capital allocation strategy and de-levering
Integration	**Proven acquisition playbook** to bring under Concentra infrastructure and capture synergy potential, with Concentra Onsite Health leadership team highly focused on capital-light and turnkey integration process

Q1 2025 Earnings

Concentra will release its Q1 2025 financial results on Wednesday, May 7, 2025, after market close; a conference call will be held on Thursday, May 8, 2025, at 9 a.m. Eastern Time

Concentra
©2025 Concentra Inc. All rights reserved.
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